UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported):

September 17, 2021

TCR2 THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38811	47-4152751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Binney Street, Suite 710 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 949-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCRR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 17, 2021, TCR2 Therapeutics Inc. (the “Company”) issued a press release titled “TCR2 Therapeutics Announces Positive Interim Results from Ongoing Phase 1/2 Trial of Gavo-cel for Treatment Refractory Mesothelin-Expressing Solid Tumors.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. On September 17, 2021, the Company hosted a conference call and webcast to discuss interim data from the ongoing Phase 1 portion of the gavo-cel Phase 1/2 clinical trial for mesothelin-expressing solid tumors. A copy of its “Gavo-cel Phase 1/2 Clinical Update” slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: express or implied statements regarding TCR2’s expectations for the Phase 1/2 clinical trials of gavo-cel and TC-110; TCR2’s expectations for the safety and efficacy of its product candidates and enhancements, including gavo-cel and TC-110, compared to current T-cell therapy approaches; TCR2’s expectations regarding the timing of determining an RP2D for gavo-cel; TCR2’s expectations regarding the estimated patient populations and related market opportunities in gavo-cel’s and TC-110’s targeted indications; and TCR2’s expectations regarding manufacturing of its product candidates.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; the possibility that positive results from preclinical studies and correlative studies may not necessarily be predictive of the results of TCR2’s planned clinical trials, including the Phase 1/2 clinical trials of gavo-cel and TC-110; the risk that the results from the Phase 1/2 clinical trials of gavo-cel and TC-110 will not support further development and marketing approval; the risk that TCR2 may be unable to gain approval of gavo-cel, TC-110 and its other product candidates on a timely basis, if at all; the risk that TCR2 has over-estimated the potential patient population for its product candidates, if approved; the risk that the current COVID-19 pandemic will impact TCR2’s clinical trials and other operations; and other risks set forth under the caption “Risk Factors” in TCR2’s most recent Annual Report on Form 10-K, most recent Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by TCR[2] Therapeutics Inc. on September 17, 2021.

99.2	Copy of TCR[2] Therapeutics Inc. slide presentation dated September 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCR[2] THERAPEUTICS INC.

By:	/s/ Mayur (Ian) Somaiya
Name:	Mayur (Ian) Somaiya
Title:	Chief Financial Officer

Date: September 17, 2021